                         MUNICIPAL PARTNERS FUND INC.

                  125 BROAD STREET, NEW YORK, NEW YORK 10004




                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS



                                                                  March 8, 2002



To the Stockholders:


     The Annual Meeting of Stockholders (the "Meeting") of Municipal Partners Fund Inc. (the "Fund") will be held at 388 Greenwich Street, New York, New York, 26th Floor, Conference Room N, on Thursday, April 11, 2002, at 3:30 p.m., New York time, for the purposes of considering and voting upon the following:

       1. The election of a Director (Proposal 1);

       2. Any other business that may properly come before the Meeting.

     The close of business on February 26, 2002 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting.



                                      By Order of the Board of Directors,


                                      Christina T. Sydor
                                      Secretary


------------------------------------------------------------------------------

   TO AVOID UNNECESSARY EXPENSE OF FURTHER SOLICITATION, WE URGE YOU TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED PROXY, DATE AND SIGN IT AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED, NO MATTER HOW LARGE OR HOW SMALL YOUR HOLDINGS MAY BE.

------------------------------------------------------------------------------

                     INSTRUCTIONS FOR SIGNING PROXY CARDS

     The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

     1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

     2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

     3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:




                            REGISTRATION                                         VALID SIGNATURE
                            ------------                                         ---------------
   CORPORATE ACCOUNTS
   ------------------
   (1) ABC Corp. ...................................................   ABC Corp. (by John Doe, Treasurer)
   (2) ABC Corp. ...................................................   John Doe, Treasurer
   (3) ABC Corp., c/o John Doe, Treasurer ..........................   John Doe
   (4) ABC Corp. Profit Sharing Plan ...............................   John Doe, Trustee

   TRUST ACCOUNTS
   --------------
   (1) ABC Trust ...................................................   Jane B. Doe, Trustee
   (2) Jane B. Doe, Trustee, u/t/d 12/28/78 ........................   Jane B. Doe

   CUSTODIAL OR ESTATE ACCOUNTS
   ----------------------------
   (1) John B. Smith, Cust., f/b/o John B. Smith, Jr. UGMA .........   John B. Smith
   (2) John B. Smith ...............................................   John B. Smith, Jr., Executor

                         MUNICIPAL PARTNERS FUND INC.

                  125 BROAD STREET, NEW YORK, NEW YORK 10004

                               ----------------

                                PROXY STATEMENT


     This proxy statement is furnished in connection with a solicitation by the Board of Directors of Municipal Partners Fund Inc. (the "Fund") of proxies to be used at the Annual Meeting of Stockholders of the Fund to be held at 388 Greenwich Street, New York, New York, 26th Floor, Conference Room N, on Thursday, April 11, 2002, at 3:30 p.m., New York time (and at any adjournment or adjournments thereof) for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. This proxy statement and the accompanying form of proxy are first being mailed to stockholders on or about March 8, 2002. Stockholders who execute proxies retain the right to revoke them in person at the Meeting or by written notice received by the Secretary of the Fund at any time before they are voted. Unrevoked proxies will be voted in accordance with the specifications thereon and, unless specified to the contrary, will be voted FOR the election of a Director. The close of business on February 26, 2002 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting. For purposes of the Meeting, each holder of the Fund's preferred stock is entitled to one vote for each full share and an appropriate fraction of a vote for each fractional share held. On February 26, 2002, there were 5,757,094 shares of the Fund's common stock outstanding and 800 shares of the Fund's preferred stock outstanding.

     In accordance with the Fund's By-Laws, a quorum is normally constituted by the presence in person or by proxy of the holders of record of a majority of the outstanding shares of the Fund's capital stock entitled to vote at the Meeting. However, because the proposal to be voted upon is one in which only holders of the Fund's preferred stock are entitled to vote, a quorum for this Meeting will be constituted by the presence in person or by proxy of the holders of record of a majority of the outstanding shares of the Fund's preferred stock. In the event that a quorum is not present at the Meeting, or in the event that a quorum is present but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to a date not more than 120 days after the original record date to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies which they are entitled to vote FOR or AGAINST any such proposal in their discretion. A stockholder vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if sufficient votes have been received for approval.

     The PIMCO Advisors division ("PIMCO Advisors") of Allianz Dresdner Asset Management of America L.P., whose principal business address is 888 San Clemente Drive, Suite 100, Newport Beach, California 92660, is the Fund's investment manager.


     Salomon Brothers Asset Management Inc ("SBAM"), whose principal business address is 388 Greenwich Street, New York, New York 10013, is the Fund's investment adviser. SBAM is a direct wholly-owned subsidiary of Salomon Smith Barney Holdings Inc.

                             SUMMARY OF PROPOSALS


PROPOSAL                                  CLASS OF SHAREHOLDERS SOLICITED
--------                                  -------------------------------
  Election of a Class II Director         Holders of Preferred Stock
  Heath B. McLendon

     Only holders of preferred stock, and not common stock, will vote on the election of Mr. McLendon.


                       PROPOSAL 1: ELECTION OF DIRECTOR

     In accordance with the Fund's Charter, the Fund's Board of Directors is divided into three classes: Class I, Class II and Class III. At the Meeting, the holders of the Fund's preferred stock will be asked to elect one Class II Director to hold office until the year 2005 Annual Meeting of Stockholders. The terms of office of the Class I and Class III Directors expire at the Annual Meetings of Stockholders in the year 2003 and 2004, respectively, or thereafter in each case when their respective successors are duly elected and qualified. The effect of these staggered terms is to limit the ability of other entities or persons to acquire control of the Fund by delaying the replacement of a majority of the Board of Directors.

     The persons named in the proxy intend to vote at the Meeting (unless directed not to vote) FOR the election of the nominee named below. The nominee for election is currently a member of the Fund's Board of Directors and has previously been elected as a Director by the Fund's stockholders. The nominee has indicated that he will serve if elected, but if he should be unable to serve, the proxy will be voted for any other person determined by the persons named in the proxy in accordance with their judgment. As of April 20, 2001, Charles F. Barber became a Director emeritus* of the Fund.

     The following table provides information concerning the nominee for election as a Class II Director of the Fund:

    NAME, ADDRESS      POSITION HELD    LENGTH OF
       AND AGE           WITH FUND     TERM SERVED
--------------------- --------------- -------------
**Heath B. McLendon     Director and   Since 1998
 Salomon Smith          Co-Chairman
 Barney, Inc.           of the Board
 125 Broad Street
 New York, NY 10004
 Age: 68



                                                                 NUMBER OF
                                                               FUNDS ADVISED
                                                                BY SBAM AND
                                                                 OVERSEEN                OTHER
                                                                BY NOMINEE           DIRECTORSHIPS
    NAME, ADDRESS               PRINCIPAL OCCUPATION            (INCLUDING              HELD BY
       AND AGE                  DURING PAST 5 YEARS              THE FUND)              NOMINEE
--------------------- --------------------------------------- -------------- -----------------------------
**Heath B. McLendon   Managing Director, SBAM;                      17       Director of 43 registered
 Salomon Smith        Managing Director, Salomon                             investment companies
 Barney, Inc.         Smith Barney, Inc. ("SSB"); President                  managed and/or administered
 125 Broad Street     and Director, Smith Barney Fund                        by SBFM; Director of six
 New York, NY 10004   Management LLC ("SBFM") and                            registered investment
 Age: 68              Travelers Investment Advisor, Inc.                     companies managed by
                      ("TIA").                                               Travelers Investment
                                                                             Management Company;
                                                                             Director of seven registered
                                                                             investment companies
                                                                             managed by Travelers Asset
                                                                             Management International
                                                                             Corporation; Director of 16
                                                                             registered investment
                                                                             companies managed by Citi
                                                                             Fund Management Inc.;
                                                                             Trustee, Drew University;
                                                                             Advisory Director, M&T Bank.


----------
* Upon attainment of age 80, Fund Directors are required to change to emeritus status. Directors emeritus are entitled to serve in emeritus status for a maximum of 10 years during which time they are paid 50% of the annual retainer fee and meeting fees otherwise applicable to Fund Directors, together with reasonable out-of-pocket expenses for each meeting attended.

** Mr. McLendon is an "interested person," as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), because he is a Managing Director of SBAM and a director and/or officer of affiliates of SBAM.

     The following table provides information concerning the remaining Directors of the Fund.

                                                                                            NUMBER OF
                                                                                          FUNDS ADVISED
                                                                                           BY SBAM AND
                                                                                            OVERSEEN             OTHER
                                                                                           BY DIRECTOR       DIRECTORSHIPS
     NAME, ADDRESS       POSITION HELD     LENGTH OF          PRINCIPAL OCCUPATION         (INCLUDING           HELD BY
        AND AGE            WITH FUND      TERM SERVED         DURING PAST 5 YEARS           THE FUND)           DIRECTOR
---------------------- ----------------- ------------- --------------------------------- -------------- -----------------------
CLASS I DIRECTORS SERVING UNTIL THE 2003 ANNUAL MEETING OF STOCKHOLDERS

***Stephen J. Treadway    Director and    Since 2000   Managing Director and                   6        Director of eight
PIMCO Funds               Co-Chairman                  Chief Executive Officer                          registered investment
Distributors LLC          of the Board                 of PIMCO Funds Distributors LLC                  companies advised by
2187 Atlantic Street                                   since May 1996.                                  PIMCO Advisors and
Stamford CT 06902                                                                                       one of its affiliates.
Age:54

Leslie H. Gelb            Director and    Since 2000   President, The Council                  10       Britannica.com;
The Council on             Member of                   of Foreign Relations; formerly,                  Director of two
Foreign Relations       Audit Committee                Columnist, Deputy Editorial                      registered investment
58 68th Street                                         Page Editor and Editor,                          companies advised by
New York, NY 10021                                     Op-Ed Page, The New York Times.                  Advantage Advisers,
Age: 64                                                                                                 Inc. ("Advantage")


CLASS III DIRECTORS SERVING UNTIL THE 2004 ANNUAL MEETING OF STOCKHOLDERS

Dr. Riordan Roett         Director and    Since 1997   Professor and Director,                 10       None
The Johns Hopkins          Member of                   Latin American Studies Program,
University              Audit Committee                Paul H. Nitze School of
1710 Massachusetts                                     Advanced International Studies,
Ave., NW                                               The Johns Hopkins University.
Washington, D.C.
20036
Age: 63

Jeswald W. Salacuse       Director and    Since 2000   Henry J. Braker Professor               10       Director, Municipal
Tufts University           Member of                   of Commercial Law                                Advantage Fund;
The Fletcher School     Audit Committee                and formerly Dean, The Fletcher                  Director of two
of Law & Diplomacy                                     School of Law & Diplomacy,                       registered investment
Packard Avenue                                         Tuffs University.                                companies advised by
Medford, MA 02155                                                                                       Advantage.
Age: 64

----------
*** Mr. Treadway is an "interested person" as defined in the 1940 Act because he is a director and/or officer of affiliates of PIMCO Advisors, the Fund's investment manager.

     The following table provides information concerning the dollar range of equity securities owned beneficially by each Director and nominee for election as Director:

                             DOLLAR RANGE OF EQUITY     AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL FUNDS OVERSEEN
NAME OF DIRECTOR/NOMINEE     SECURITIES IN THE FUND                  BY DIRECTOR/NOMINEE AND ADVISED BY SBAM
--------------------------   ------------------------   ------------------------------------------------------------------
Leslie H. Gelb               None                                                  $1 - $10,000
*Heath B. McLendon           $10,001 - $50,000                                    Over $100,000
Dr. Riordan Roett            None                                                  $1 - $10,000
Jeswald W. Salacuse          $1 - $10,000                                       $10,001 - $50,000
*Stephen J. Treadway         None                                                      None

----------
* Mr. McLendon and Mr. Treadway are "interested persons" as defined in the 1940 Act.


     None of the Directors who are not "interested persons" of the Fund as defined in the 1940 Act nor their immediate family members had any interest in SBAM, the Fund's investment adviser, or PIMCO Advisors, the Fund's investment manager, or person or entity (other than the Fund) directly or indirectly controlling, controlled by, or under common control with SBAM or PIMCO Advisors as of March 1, 2002.


RESPONSIBILITIES OF THE BOARD OF DIRECTORS

     The Board of Directors is responsible for ensuring that the Fund is managed in the best interests of its stockholders. The Directors oversee the Fund's business by, among other things, meeting with the Fund's management and evaluating the performance of the Fund's service providers including PIMCO Advisors, SBAM, the custodian, the transfer agent and the administrator. As part of this process, the Directors consult with the Fund's independent auditors and with their own separate independent counsel.

     The Board of Directors has four regularly scheduled meetings each year and additional meetings are scheduled as needed. In addition, the Board has an audit committee which meets periodically during the year and whose responsibilities are described below.

     The Directors regularly review the Fund's financial statements, performance and market price as well as the quality of the services being provided to the Fund. As part of this process, the Directors review the Fund's fees and expenses to determine if they are reasonable and competitive in light of the services being received and while also ensuring that the Fund continues to have access to high quality services in the future. Based on these reviews, the Directors periodically make suggestions to the Fund's management and monitor to ensure that responsive action is taken. The Directors also monitor potential conflicts of interest among the Fund, PIMCO Advisors, SBAM and its affiliates and other funds and clients managed by PIMCO Advisors and/or SBAM to ensure that the Fund is managed in a manner which is in the best interests of the Fund's stockholders.

     At December 31, 2001, Directors and officers of the Fund as a group owned beneficially less than 1% of the outstanding shares of the Fund's Capital Stock. To the knowledge of management, no person owned of record, or owned beneficially, more than 5% of the Fund's shares of Capital Stock outstanding at that date, except that Cede & Co., a nominee for participants in Depository Trust Company, held of record 5,275,883 shares, equal to approximately 92% of the outstanding shares of the Fund's Capital Stock.

     The Fund's executive officers are chosen each year at the first meeting of the Fund's Board of Directors following the Annual Meeting of Stockholders, to hold office until the meeting of the Board following the next

Annual Meeting of Stockholders and until their respective successors are duly elected and qualified. In addition to Messrs. McLendon and Treadway, the Fund's Co-Chairmen, the executive officers of the Fund currently are:


                                 POSITION(S)
     NAME, ADDRESS, AND           HELD WITH         LENGTH OF          PRINCIPAL OCCUPATION(S) DURING
            AGE                     FUND           TIME SERVED                  PAST 5 YEARS
---------------------------   ----------------   ---------------   --------------------------------------
 Robert Amodeo                 Executive Vice      Since 1999      Managing Director of SBAM and SSB
 388 Greenwich Street             President                        since December 2001; Director of
 New York, NY 10013                                                SBAM and SSB since December 1998;
 Age: 37                                                           Vice President of SBAM and SSB from
                                                                   January 1996 to December 1998.

 Lewis E. Daidone              Executive Vice      Since 1998      Managing Director of SSB; Chief
 Salomon Smith Barney           President and                      Financial Officer of the Smith Barney
 125 Broad Street                 Treasurer                        Mutual Funds; Director and Senior
 New York, NY 10004                                                Vice-President of SBFM and TIA.
 Age: 44

 Newton B. Schott, Jr.         Executive Vice      Since 1997      Managing Director, Chief Administrative
 PIMCO Funds                      President                        Officer, Secretary and General
 Distributors LLC                                                  Counsel to PIMCO Funds Distributors
 2187 Atlantic Street                                              LLC; Senior Vice President of PIMCO
 Stamford, CT 06902                                                Advisors since January 1997.
 Age: 59

 Anthony Pace                    Controller        Since 1999      Director of SSB.
 Salomon Smith Barney
 125 Broad Street
 New York, NY 10004
 Age: 37

 Christina T. Sydor               Secretary        Since 1995      Managing Director of SSB; General
 Salomon Smith Barney                                              Counsel and Secretary of SBFM and
 300 First Stamford Place                                          TIA.
 Stamford, CT 06902
 Age: 51

     The Fund's Audit Committee is composed entirely of Directors who are not "interested persons" of the Fund, PIMCO Advisors, SBAM or their affiliates within the meaning of the 1940 Act, and who are "independent" as defined in the New York Stock Exchange listing standards. The Fund's Audit Committee is composed of Messrs. Gelb, Salacuse and Dr. Roett. The principal functions of the Audit Committee are: (i) to recommend to the Board the appointment of the Fund's independent auditors; (ii) to review with the independent auditors the scope and anticipated cost of their audit; and (iii) to receive and consider a report from the independent auditors concerning their conduct of the audit, including any comments or recommendations they might want to make in that connection. This Committee met twice during the fiscal year ended December 31, 2001. The Fund has no nominating or compensation committees. The Fund adopted an Audit Committee Charter at a meeting held on May 23, 2000.

                         REPORT OF THE AUDIT COMMITTEE

     Pursuant to a meeting of the Audit Committee on February 21, 2002, the Audit Committee reports that it has: (i) reviewed and discussed the Fund's audited financial statements with management; (ii) discussed with PricewaterhouseCoopers ("PwC"), the independent auditors to the Fund, the matters (such as the quality of the Fund's accounting principals and internal controls) required to be discussed by Statement on Auditing Standards No. 61; and (iii) received written confirmation from PwC that it is independent and written disclosures regarding such independence as required by Independence Standards Board Standard No. 1, and discussed with PwC the auditors' independence. Based on the review and discussions referred to in items (i) through (iii) above, the Audit Committee recommended to the Board of Directors (and the board has approved) that the audited financial statements be included in the Fund's annual report for the Fund's fiscal year ended December 31, 2001.

     During the fiscal year ended December 31, 2001, the Fund's Board of Directors met four times. Each Director attended at least 75% of the aggregate number of meetings of the Board and the committee for which he was eligible.

     A representative of PwC will be available by telephone at the Meeting to answer appropriate questions and will have an opportunity to make a statement if he or she chooses to do so.

     Under the federal securities laws, the Fund is required to provide to stockholders in connection with the Meeting information regarding compensation paid to Directors by the Fund, as well as by the various other investment companies advised by PIMCO Advisors and/or SBAM. The following table provides information concerning the compensation paid during the fiscal year ended December 31, 2001. Certain of the Directors listed below are members of the Audit Committee of the Fund and audit and other committees of certain other investment companies advised by PIMCO Advisors and/or SBAM and its affiliates, and accordingly, the amounts provided in the table include compensation for service on such committees. The Fund does not provide any pension or retirement benefits to Directors. In addition, no remuneration was paid during the fiscal year ended December 31, 2001 by the Fund to Messrs. McLendon and Treadway, who are "interested persons," as defined in the 1940 Act.

                                                                               TOTAL COMPENSATION FROM FUND AND OTHER FUNDS
                                  AGGREGATE COMPENSATION FROM THE FUND FOR        ADVISED BY SBAM AND ITS AFFILIATES FOR
NAME OF DIRECTORS                        FISCAL YEAR ENDED 12/31/01                    CALENDAR YEAR ENDED 12/31/01
------------------------------   ------------------------------------------   ---------------------------------------------
                                                                                             DIRECTORSHIPS(A)
Leslie H. Gelb ...............                     $8,500                                       $51,700(10)
Dr. Riordan Roett ............                     $9,200                                       $83,600(10)
Jeswald W. Salacuse* .........                     $9,200                                       $83,600(10)

----------

(A) The numbers in parentheses indicate the applicable number of investment company directorships held by that Director.

* Mr. Salacuse was also compensated $7,550 during the year ended 12/31/01 for his services as director of the Municipal Advantage Fund, which is managed by an affiliate of PIMCO Advisors.


     During the Fund's last fiscal year, total compensation paid by the Fund to Mr. Barber, in his capacity as Director emeritus, totaled $6,550.


SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 and Section 30(h) of the 1940 Act in combination require the Fund's Directors and officers, persons who own more than 10 percent of the Fund's Capital Stock,

PIMCO Advisors and SBAM, and their respective directors and officers, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the New York Stock Exchange, Inc. The Fund believes that all relevant persons have complied with applicable filing requirements during the fiscal year ended December 31, 2001 except that Mr. Salacuse inadvertantly failed to timely file his statement of changes in beneficial ownership on Form 4.


REQUIRED VOTE

     The election of Heath B. McLendon as a Director requires a plurality of the votes cast by the holders of shares of Preferred Stock of the Fund present or represented by proxy at the meeting with a quorum present. For purposes of the election of Directors, abstentions and broker non-votes will not be considered votes cast, and do not affect the plurality vote required for directors.

     THE DIRECTORS, INCLUDING THE "NON-INTERESTED" DIRECTORS, UNANIMOUSLY RECOMMEND THAT THE HOLDERS OF THE FUND'S PREFERRED STOCK VOTE "FOR" THE NOMINEE FOR DIRECTOR.


                      FEES PAID TO INDEPENDENT ACCOUNTANTS

     AUDIT FEES. The fees for the annual audit of the Fund's financial statements by PricewaterhouseCoopers LLP ("PwC") for the fiscal year ended December 31, 2001 were $38,000.

     FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES. There were no fees billed for financial information systems design and implementation services rendered by PwC to the Fund, SBAM, PIMCO and entities controlled by or affiliated with SBAM and PIMCO Advisors that provide services to the Fund for the fiscal year ended December 31, 2001.

     ALL OTHER FEES. The aggregate fees billed for all other non-audit services, including fees for tax-related services, rendered by PwC to the Fund, SBAM, PIMCO Advisors and entities controlled by or affiliated with SBAM and PIMCO Advisors that provide services to the Fund for the fiscal year ended December 31, 2001 were $2,724,189. The Fund's Audit Committee has determined that provision of these non-audit services is compatible with maintaining the independence of PwC.


                   PROPOSALS TO BE SUBMITTED BY STOCKHOLDERS

     All proposals by stockholders of the Fund which are intended to be presented at the Fund's next Annual Meeting of Stockholders to be held in 2003 must be received by the Fund for inclusion in the Fund's proxy statement and proxy relating to that meeting no later than November 18, 2002. Any stockholder who desires to bring a proposal at the Fund's 2003 Annual Meeting of Stockholders without including such proposal in the Fund's proxy statement must deliver written notice thereof to the Secretary of the Fund (addressed to Municipal Partners Fund Inc., 125 Broad Street, New York, New York 10004) during the period from January 10, 2003 to February 10, 2003.


                               OTHER INFORMATION

     The Fund's Annual Report containing financial statements for the fiscal year ended December 31, 2001 is available, free of charge, by writing to the Fund c/o Salomon Brothers Asset Management Inc at the address listed on the front cover, or by calling toll-free 1-888-777-0102.

                        EXPENSES OF PROXY SOLICITATION

     The costs of preparing, assembling and mailing material in connection with this solicitation of proxies will be borne by the Fund. Proxies may also be solicited personally by officers of the Fund and by regular employees of SBAM, PIMCO Advisors or their affiliates, or other representatives of the Fund or by telephone or telegraph, in addition to the use of mails. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies, and will be reimbursed by the Fund for out-of-pocket expenses incurred in this connection.


                                OTHER BUSINESS

     The Board of Directors of the Fund does not know of any other matter which may come before the Meeting. If any other matter properly comes before the Meeting, it is the intention of the persons named in the proxy to vote the proxies in accordance with their judgment on that matter.


March 8, 2002

    PLEASE MARK
[X] VOTES AS IN
    THIS EXAMPLE.

------------------------------------------------------------------------------
                         MUNICIPAL PARTNERS FUND INC.
------------------------------------------------------------------------------

                               PREFERRED STOCK



THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ITEM 1.

1. Election of a Director.
          (01) Heath B. McLendon

                    FOR              WITHHOLD
                    [ ]                 [ ]



The proxies are authorized to vote in their discretion on any other business as may properly come before the meeting or any adjournments thereof.

Mark box at right if you plan to attend the meeting.                       [ ]

Mark box at right if an address change or comment has been noted on        [ ]
the reverse side of this card.

Please be sure to sign and date this Proxy.



Signature: ________________Date: _______ Signature: _______________Date: _______

PREFERRED STOCK            MUNICIPAL PARTNERS FUND INC.         PREFERRED STOCK


         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

               ANNUAL MEETING OF STOCKHOLDERS - APRIL 11, 2002


The undersigned hereby appoints Heath B. McLendon, Robert A. Vegliante, Lewis E. Daidone and Harris Goldblat, and each of them, the proxies for the undersigned, with full power of substitution and revocation to each of them, to represent and vote all shares of Preferred Stock of Municipal Partners Fund Inc. (the "Fund"), which the undersigned is entitled to receive and vote proxies at the Annual Meeting of Stockholders of the Fund to be held at Salomon Smith Barney Inc., 388 Greenwich Street, 26th Floor, Conference Room N, New York, New York on Thursday, April 11, 2002, at 3:30 p.m., Eastern time, and at any adjournments thereof.


THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ITEM 1 LISTED ON THE REVERSE SIDE.

--------------------------------------------------------------------------------
PLEASE VOTE, DATE AND SIGN ON OTHER SIDE AND RETURN PROMPTLY IN ENCLOSED
ENVELOPE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.
--------------------------------------------------------------------------------


HAS YOUR ADDRESS CHANGED?                  DO YOU HAVE ANY COMMENTS?

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